UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
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[x]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Under Rule 14a-12

HANSEN NATURAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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HANSEN NATURAL CORPORATION

1010 Railroad Street
Corona, California 92882

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 1, 2006

April 19, 2006

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Hansen Natural Corporation (the “Company”) to be held on Monday, June 1, 2006 at 3:00pm, in the Boardroom at the Company’s corporate headquarters, 1010 Railroad Street, Corona, California 92882.

The only matters scheduled to be considered at the special meeting are a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock par value $0.005 per share and a proposal to amend the Company’s 2001 Stock Option Plan to increase the number of shares reserved for issuance under the 2001 Stock Option Plan. The board of directors recommends the approval of the proposals being presented at the special meeting as being in the best interest of the Company and its stockholders.

I hope that you will be able to join us. Your vote is important to us and to our business. I encourage you to read the proxy statement, sign and return your proxy card, so that your shares will be represented and voted at the special meeting whether or not you plan to attend. If you attend the special meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

Sincerely,

 /s/Rodney C. Sacks

Rodney C. Sacks

Chairman of the Board of Directors

HANSEN NATURAL CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 1, 2006

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Hansen Natural Corporation (“Hansen” or the “Company”) will be held on Monday, June 1, 2006 at 3:00pm. local time, in the Company’s Boardroom at its corporate headquarters, 1010 Railroad Street, Corona, California 92882, for the following purposes:

1.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.005 per share, from 30,000,000 to 120,000,000.
2.	To approve an amendment to the Company’s 2001 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,500,000 shares.
3.

To transact such other business as is related to the proposed amendments to the Company’s Certificate of Incorporation and Company’s 2001 Stock Option Plan as may properly come before the special meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement for Special Meeting of Stockholders accompanying this Notice. Only stockholders of the Company of record at the close of business on April 13, 2006 are entitled to notice of, and to vote at, the special meeting and any adjournment thereof.

We will make available a list of stockholders as of the close of business on April 13, 2006, for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time on May 22, 2006, at the Company’s principal place of business, 1010 Railroad Street, Corona, California 92882. This list will also be available to stockholders at the Special Meeting.

All stockholders of the Company are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your voted proxy at any time prior to the Special Meeting or vote in person if you attend the Special Meeting.

Sincerely,

/s/Rodney C. Sacks

Rodney C. Sacks

Chairman of the Board of Directors

Corona, California

April 19, 2006

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

HANSEN NATURAL CORPORATION

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Hansen Natural Corporation (“Hansen” or the “Company”) for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held June 1, 2006 at 3:00pm local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders of the Company. The Special Meeting will be held at the Boardroom, 1010 Railroad Street, Corona, California 92882.

These proxy solicitation materials are being mailed on or about April 21, 2006, to all stockholders of the Company entitled to vote at the special meeting.

Record Date, Outstanding Voting Securities

Holders of record of common stock par value $0.005 per share of the Company (the “Common Stock”) at the close of business on April 13, 2006 are entitled to notice of, and to vote at, the special meeting each share of which is entitled to one vote. There are no other outstanding voting securities of the Company. As of April 1, 2006, 22,336,448 shares of the Common Stock were issued and outstanding.

Purpose of the Special Meeting

The purpose of the Special Meeting is for the Company’s stockholders to consider and vote upon the proposals: (i) to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 120,000,000 (the “Amendment”), (ii) to amend the Company’s 2001 Stock Option Plan (the “2001 Option Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 1,500,000 shares (the “Plan Amendment”), and (iii) on any other business that is related to approval of the proposed Amendment and Plan Amendment, including matters incident to the conduct of the special meeting such as any motion for adjournment or postponement. A copy of the proposed Amendment is set forth in Exhibit A hereto and a copy of the 2001 Option Plan, as amended, is attached as Exhibit B hereto.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date or by attending the special meeting and voting in person.

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Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Special Meeting or (2) have properly submitted a proxy card.

Voting

The Amendment (Proposal 1) requires the affirmative vote “FOR” vote of an absolute majority of the issued and outstanding shares of Common Stock, so a failure to vote your share is effectively a vote “AGAINST” the proposal. You may vote for, against, or abstain on the Amendment. Abstentions from voting will be considered shares present and entitled to vote on the Amendment and, since approval of the Amendment requires an absolute majority of the issued and outstanding shares of the Company’s Common Stock, will have the same effect as a vote “AGAINST” the Amendment. Broker non-votes are included in the determination of the number of shares present and voting; however, they are not considered entitled to vote on the proposal in question. However, since approval of the Amendment requires an absolute majority of the issued and outstanding shares of the Company’s Common Stock, a broker non-vote is effectively a vote “AGAINST” the Amendment.

Upon receiving stockholder approval, the Amendment will become effective upon filing of a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State. Upon the filing of the Certificate of Amendment, all stockholders of the Company will be bound by the Amendment, whether or not they have approved it.

The Plan Amendment (Proposal 2) requires the affirmative vote “FOR” vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Special Meeting. You may vote for, against, or abstain on the Plan Amendment. Abstentions from voting will be considered shares present and entitled to vote on the Plan Amendment and, since approval of the Plan Amendment requires a majority of shares of the Common Stock present and entitled to vote, will have the same effect as a vote “AGAINST” the Plan Amendment. Broker non-votes are not included in the determination of the number of shares present and entitled to vote on the Plan Amendment and therefore will have no effect on the outcome of the vote.

Solicitation

The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

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Principal Stockholders and Security Ownership of Management

The following table sets forth information, as of February 10, 2006, in respect of the only persons known to the Company who beneficially own more than 5% of the outstanding common stock of the Company:

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Brandon Limited Partnership No. 1 (1)	326,730	1.4%
	Brandon Limited Partnership No. 2 (2)	2,383,334	10.2%
	HRS Holdings, L.P. (3)	250,000	1.1%
	Hilrod Holdings L.P. (4)	1,420,000	6.0%
	Rodney C. Sacks (5)	4,980,064 (6)	21.2%
	Hilton H. Schlosberg (7)	4,902,258 (8)	20.9%
	Kevin Douglas, Douglas Family Trust and James Douglas and Jean Douglas Irrevocable Descendants’ Trust (9)	1,207,122 (10)	5.1%
	Fidelity Low Priced Stock Fund (11)	3,096,143	13.2%

(1) The mailing address of Brandon No. 1 is 21 Dartmouth Street, 4th Floor, London SW1 H9BP, United Kingdom. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

(2) The mailing address of Brandon No. 2 is 21 Dartmouth Street, 4th Floor, London SW1 H9BP, United Kingdom. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

(3) The mailing address of HRS Holdings, L.P. (“HRS”) is 1010 Railroad Street, Corona, California 92882. The general partners of HRS are Rodney C. Sacks and Hilton H. Schlosberg.

(4) The mailing address of Hilrod Holdings L.P. (“Hilrod”) is 1010 Railroad Street, Corona, California 92882. The general partners of Hilrod are Rodney C. Sacks and Hilton H. Schlosberg.

(5) The mailing address of Mr. Sacks is 1010 Railroad Street, Corona, California 92882.

(6) Includes 80,000 shares of common stock owned by Mr. Sacks; 326,730 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 2,383,334 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 250,000 shares beneficially held by HRS because Mr. Sacks is one of HRS’ general partners; and 1,420,000 shares beneficially held by Hilrod because Mr. Sacks is one of Hilrod’s general partners. Also includes options to purchase 200,000 shares of common stock exercisable at $2.125 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Sacks; options presently exercisable to purchase 180,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $2.10 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Sacks; options presently exercisable to purchase 80,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $1.785 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Sacks and options presently exercisable to purchase 60,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $26.25 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except: (i) 80,000 shares of common stock; (ii) 125,000 shares of common stock held by HRS allocable to Mr. Sacks and grantor retained annuity trusts for the benefit of Mr. Sacks and his children; (iii) 710,000 shares of common stock held by Hilrod allocable to Mr. Sacks and grantor retained annuity trusts for the benefit of Mr. Sacks and his children; and (iv) the 520,000 shares of common stock presently exercisable under Stock Option Agreements.

(7) The mailing address of Mr. Schlosberg is 1010 Railroad Street, Corona, California 92882.

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(8) Includes 2,194 shares of common stock which are jointly owned by Mr. Schlosberg and his wife, 326,730 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 2,383,334 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 250,000 shares beneficially held by HRS because Mr. Schlosberg is one of HRS’ general partners; and 1,420,000 shares beneficially held by Hilrod because Mr. Schlosberg is one of Hilrod’s general partners. Also includes options to purchase 200,000 shares of common stock exercisable at $2.125 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 180,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $2.10 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Schlosberg; options presently exercisable to purchase 80,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $1.785 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Schlosberg and options presently exercisable to purchase 60,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $26.25 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except: (i) 2,194 shares of common stock, (ii) 125,000 shares of common stock held by HRS allocable to Mr. Schlosberg and grantor retained annuity trusts for the benefit of Mr. Schlosberg and his children; (iii) 710,000 shares of common stock held by Hilrod allocable to Mr. Schlosberg and grantor retained annuity trusts for the benefit of Mr. Schlosberg and his children; and (iv) the 520,000 shares of common stock presently exercisable under Stock Option Agreements.

(9) The mailing address of this reporting person is 1101 Fifth Avenue, Suite 360, San Rafael, California 94901.

(10) Includes 450,078 shares of common stock owned by Kevin and Michelle Douglas; 354,033 shares of common stock owned by James Douglas and Jean Douglas Irrevocable Descendants’ Trust; 400,705 shares of common stock owned by Douglas Family Trust; and 2,306 shares of common stock owned by James E. Douglas III. Kevin Douglas, James E. Douglas, Douglas Family Trust and James Douglas and Jean Douglas Irrevocable Descendants’ Trust are deemed members of a group that shares voting and dispositive power over the shares.

(11) The mailing address of this reporting person is 82 Devonshire Street, Boston, Massachusetts, 02109.

The following table sets forth information as to the beneficial ownership of shares of common stock, as of February 10, 2006, held by persons who are directors of the Company and certain executive officers, naming them, and as to directors and all executive officers of the Company as a group, without naming them:

Title of Class	Name	Amount Owned	Percent of Class
Common Stock	Rodney C. Sacks	4,980,064[1]	21.2%
	Hilton H. Schlosberg	4,902,258[2]	20.9%
	Mark J. Hall	102,000[3]	*%
	Michael Schott	40,500[4]	*%
	Kirk Blower	25,000[5]	*%
	Thomas J. Kelly	12,500[6]	*%
	Sydney Selati	8,000[7]	*%
	Norman Epstein	3,200[8]	*%
	Harold Taber	2,201[9]	*%
	Benjamin M. Polk	1,200[10]	*%
	Mark Vidergauz	1,200[10]	*%

Executive Officers and Directors as a group: 11 members; 7,368,059 shares or 31.4% in aggregate11.

*Less than 1%

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1 Includes 80,000 shares of common stock owned by Mr. Sacks; 326,730 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 2,383,334 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 250,000 shares beneficially held by HRS because Mr. Sacks is one of HRS’ general partners; and 1,420,000 shares beneficially held by Hilrod because Mr. Sacks is one of Hilrod’s general partners. Also includes options to purchase 200,000 shares of common stock exercisable at $2.125 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Sacks; options presently exercisable to purchase 180,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $2.10 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Sacks; options presently exercisable to purchase 80,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $1.785 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Sacks and options presently exercisable to purchase 60,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $26.25 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except: (i) 80,000 shares of common stock; (ii) 125,000 shares of common stock held by HRS allocable to Mr. Sacks and grantor retained annuity trusts for the benefit of Mr. Sacks and his children; (iii) 710,000 shares of common stock held by Hilrod allocable to Mr. Sacks and grantor retained annuity trusts for the benefit of Mr. Sacks and his children: and (iv) the 520,000 shares of common stock presently exercisable under Stock Option Agreements.

2 Includes 2,194 shares of common stock which are jointly owned by Mr. Schlosberg and his wife, 326,730 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 2,383,334 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 250,000 shares beneficially held by HRS because Mr. Schlosberg is one of HRS’ general partners; and 1,420,000 shares beneficially held by Hilrod because Mr. Schlosberg is one of Hilrod’s general partners. Also includes options to purchase 200,000 shares of common stock exercisable at $2.125 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 180,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $2.10 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Schlosberg; options presently exercisable to purchase 80,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $1.785 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Schlosberg and options presently exercisable to purchase 60,000 shares of common stock, out of options to purchase a total of 300,000 shares, exercisable at $26.25 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except: (i) 2,194 shares of common stock, (ii) 125,000 shares of common stock held by HRS allocable to Mr. Schlosberg and grantor retained annuity trusts for the benefit of Mr. Schlosberg and his children; (iii) 710,000 shares of common stock held by Hilrod allocable to Mr. Schlosberg and grantor retained annuity trusts for the benefit of Mr. Schlosberg and his children; and (iv) the 520,000 shares of common stock presently exercisable under Stock Option Agreements.

3Includes 62,000 shares of common stock owned by Mr. Hall and options presently exercisable to purchase 40,000 shares of common stock, out of options to purchase a total of 200,000 shares, exercisable at $26.25 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Hall.

4Includes 28,000 shares of common stock owned by Mr. Schott and options presently exercisable to purchase 12,500 shares of common stock, out of options to purchase a total of 50,000 shares, exercisable at $26.25 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Schott.

5 Includes 25,000 shares of common stock owned by Mr. Blower.

6 Includes 12,500 shares of common stock owned by Mr. Kelly.

7 Includes 8,000 shares of common stock owned by Mr. Selati.

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8Includes 2,000 shares beneficially held by Shoreland Investment because Mr. Epstein is one of the general partners and options presently exercisable to purchase 1,200 shares of common stock, out of options to purchase a total of 4,800 shares of common stock, exercisable at $67.48 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Epstein.

9 Includes 1,001 shares of common stock owned by Mr. Taber and options presently exercisable to purchase 1,200 shares of common stock, out of options to purchase a total of 4,800 shares of common stock, exercisable at $67.48 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Taber.

10 Includes options presently exercisable to purchase 1,200 shares of common stock, out of options to purchase a total of 4,800 shares of common stock, exercisable at $67.48 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Messrs. Polk and Vidergauz respectively.

11 Includes securities beneficially owned by all directors and executive officers of the Company including those listed above.

Deadline for Receipt of Stockholder Proposals

It is presently intended that next Annual Meeting will be held in November of 2006. Pursuant to Rule 14a-8 of the Exchange Act, proposals of stockholders of the Company which are intended to be presented by such stockholders at the next Annual Meeting must be received by the Company by no later than May 15, 2006 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, any stockholder proposal for the 2006 Annual Meeting that is submitted outside the processes of Rule 14a-8 will be considered untimely for purposes of Rule 14a-4(c)(1) of the Exchange Act if it is not submitted to the Company on or before August 4, 2006. Proxies for that meeting may confer discretionary authority to vote on any untimely proposal without express discretion from the stockholders giving the proxies.

PROPOSAL ONE

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

The Company’s Certificate of Incorporation currently authorizes the issuance of up to 30,000,000 shares of Common Stock. On March 8, 2006, the Board of Directors of the Company (the “Board of Directors”) unanimously adopted a resolution setting forth a proposed amendment to Article IV of the Company’s Certificate of Incorporation, subject to stockholder approval, to increase the shares of Common Stock that are authorized for issuance by 90,000,000 shares, bringing the total number of shares of Common Stock authorized for issuance to 120,000,000. No change will be made to the other provisions of the Company’s Certificate of Incorporation. The Company will increase the number of authorized shares of Common Stock to 120,000,000, subject to stockholder approval. The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized. As of February 10, 2006, there were 22,307,006 shares of Common Stock issued and outstanding and 413,522 shares held as treasury stock. Upon approval of the Amendment, the Company will have 97,692,994 shares of unissued Common Stock.

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Article IV of the Certificate of Incorporation would be amended to read as follows: “The aggregate number of shares of stock that the Corporation shall have authority to issue is one hundred and twenty million (120,000,000) shares of Common Stock $0.005 par value per share." A copy of the proposed Amendment is set forth in Exhibit A hereto.

The additional shares of Common Stock authorized by the Amendment could be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company’s business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of Common Stock do not presently have preemptive rights to subscribe for any of the Company’s securities and holders of Common Stock will not have any such rights to subscribe for the additional Common Stock proposed to be authorized. The Company currently does not anticipate that it will seek authorization from stockholders for issuance of additional shares of Common Stock unless required by applicable laws or exchange rules.

The proposed increase in the number of authorized shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional Common Stock, could result in dilution of net income per share and book value per share and the dilution of the voting rights of the Common Stock. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock, which are to be authorized.

Except for (i) shares of Common Stock reserved for issuance under the Company’s employee stock option plans and other non-plan stock options, (ii) shares of Common Stock reserved for issuance under the Company’s 2001 Employee Stock Purchase Plan, (iii) shares of Common Stock reserved for issuance under the Company’s 2005 Stock Option Plan for Non-Employee Directors and (iv) shares of Common Stock which the Company would be required to issue upon the exercise of outstanding warrants, the Board of Directors has no current plans to issue additional shares of Common Stock. However, the Board of Directors believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board of Directors, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

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Approval of the Amendment to increase the number of authorized shares of the Company’s Common Stock to 120,000,000 shares requires the affirmative vote of a majority of the outstanding Common Stock entitled to vote thereon.

THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDMENT IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO THE 2001 OPTION PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,500,000 SHARES

The 2001 Option Plan was adopted by the Board of Directors on June 24, 2001, and approved by stockholders in October 2001. Upon the recommendation of the Compensation Committee of the Board of Directors, which administers the 2001 Option Plan, the Board of Directors on March 8, 2006, approved amending the 2001 Option Plan, subject to the approval of the Company’s stockholders, to increase the shares reserved for issuance under the 2001 Option Plan from 4,000,000 to 5,500,000. As of December 31, 2005, 81,800 shares were available for issuance under the 2001 Option Plan and there were approximately 290 employees (including all current executive officers) eligible to participate in the 2001 Option Plan. The benefits that will be received in the future under the 2001 Option Plan by particular individuals are not determinable at this time.

Unless specifically noted to the contrary, all of the share numbers relating to the 2001 Option Plan that are set forth in this proposal and Exhibit B have been adjusted for the August 8, 2005, two-for-one common stock split.

Description of the 2001 Option Plan

The following paragraphs provide a summary of the principal features of the 2001 Option Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2001 Option Plan, as amended, which is attached hereto as Exhibit B. Capitalized terms used herein and not defined shall have the meanings set forth in the 2001 Option Plan.

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The 2001 Option Plan provides for the grant of both incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options (collectively “Options”), as well as stock appreciation rights (“SARs”) (Options and SARs being sometimes collectively hereinafter referred to as “Awards”). No more than an aggregate of 4,000,000 shares (and if the Plan Amendment is approved by the stockholders 5,500,000 shares) of Common Stock (subject to adjustment in the event of stock splits or other changes in the Common Stock) may be awarded under the 2001 Option Plan or purchased upon exercise of the Options.

The 2001 Option Plan is administered by the Board of Director’s Compensation Committee or such other committee as the Board of Directors may appoint (the “Committee”). The Committee has at least two members and each member is a member of the Board of Directors and (unless otherwise determined by the Board of Directors) satisfies the “nonemployee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” provisions of Section 162(m) of the Code.

The Committee selects those employees who participate in the 2001 Option Plan based upon its sole judgment as to their past or potential contribution to the growth or profitability of the businesses of the Participating Companies and determines (i) whether the Options to be granted will be incentive stock options or nonqualified stock options or a combination thereof, (ii) the number of shares of Common Stock subject to Options granted or used to determine the value of a SAR, (iii) the time or times when and the manner in which Options can be exercised and the duration of the exercise period, (iv) whether all or part of an Option may be cancelled by the exercise of a SAR, and (v) any other terms not inconsistent with the 2001 Option Plan. Awards may be granted to an employee who is not an officer of the Company by the Board of Directors or the Executive Committee of the Board of Directors (in lieu of the Committee), in which case the Board of Directors or Executive Committee may exercise any discretionary authority that would otherwise be exercisable by the Committee.

No officer of the Company may be granted an Award during any consecutive 24-month period for more than 2,000,000 shares of Common Stock (subject to adjustment in the event of stock splits or other changes in the Common Stock). Awards may be granted for terms not exceeding ten years from their date of grant (five years in the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the Company’s voting stock (“Ten Percent Stockholder”)). No Award may be granted more than ten years after the effective date of the 2001 Option Plan. Each Award is evidenced by an agreement incorporating its terms and conditions.

The exercise price of incentive stock options and tandem SARs granted under the 2001 Option Plan must be at least equal to the fair market value of the Common Stock (or, in the case of an employee who is a Ten Percent Stockholder, 110% of such fair market value) on the date of grant. In addition, the aggregate fair market value, as of the date of grant, of shares of Common Stock for which incentive stock options granted to any employee may first become exercisable in any calendar year may not exceed $100,000. The exercise price of nonqualified stock options and SARs may be at any price equal to or greater than the par value of the Common Stock (presently $.005 per share).

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Options and SARs are not transferable other than by will or pursuant to the laws of descent and distributions; provided, however, that if the Award agreement so provides, an employee may transfer an Award other than an incentive stock option or related SAR to the employee’s spouse, parents, children, or grandchildren, or to a trust for the benefit of such family members, provided the employee does not receive any consideration for the transfer. Any Award so transferred remains subject to the same terms and conditions as applied immediately before the transfer (except that the Award is not further transferable by the transferee during the employee’s lifetime).

The exercise price for shares of Common Stock subject to Options may be paid with cash, stock, a combination of the foregoing, or any other form of consideration deemed appropriate by the Committee and having a fair market value equal to the exercise price. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine. The Committee may also provide for loans to employees in connection with the exercise of an Option on such terms as the Committee may determine.

Upon exercise of a SAR, an employee will receive a cash payment equal to the number of shares of Common Stock covered by the SAR multiplied by the excess of the fair market value of a share of Common Stock at the time of exercise over the exercise price of the related Option (or if there is no related Option, an amount not less than the fair market value of a share of Common Stock on the date of grant). In the case of a tandem SAR, the related Option will be canceled at the time of such exercise.

The Committee interprets the provisions of the 2001 Option Plan, makes all necessary decisions and determinations and provides other related administrative services. Subject to the provisions of the 2001 Option Plan, the Committee may act in its sole discretion and its decisions and determinations under the 2001 Option Plan need not be uniform and may treat similarly situated employees in a dissimilar manner. The Committee also provides for certain specific terms regarding Options and SARs in individual option agreements between the Company and pertinent employees. Among other things, such agreements may provide for conditions to the exercise of Options or SARs, including a required period of employment by a Participating Company or the attainment of certain performance goals or other criteria, and may provide for exercisability in installments. In the case of SARs, the agreements will provide that the period during which a SAR is exercisable can commence no earlier than six months following the date of grant.

Under the 2001 Option Plan, if an employee’s employment terminates, Options or SARs granted to such employee are exercisable, to the extent exercisable by the employee at the date of termination, at any time within three months after the date of termination, or during such other period and on such other terms as the Committee may determine but not later than the expiration of its term. If an employee who has been granted an Option or SAR dies while an employee of a Participating Company, such employee’s Options or SARs are exercisable, to the extent exercisable on his or her date of death, by the employee’s designated beneficiary or as otherwise required by law at any time or from time to time within six months after the date of death or

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during such other period and on such other terms as the Committee may determine. If the employment of an employee who has been granted an Option or SAR terminates as a result of such employee’s total disability, such employee’s Options or SARs are exercisable, to the extent exercisable on the date of termination, at any time or from time to time within six months after the date of termination or during such other period and on such other terms as the Committee may determine.

In the event that an employee’s employment terminates for any reason prior to the date on which some or all of the Options or SARs become exercisable, such Options or SARs automatically expire without compensation and may be granted again. However, the Committee may in its sole discretion determine to pay reasonable compensation to employees (or, in the case of death, their beneficiaries) whose employment terminates as the result of death or total disability.

The Board of Directors in its sole discretion may provide at the time of grant of an Option or otherwise that upon the occurrence of a change of control of the Company (as determined by the Board of Directors), all or a specified portion of any outstanding Options not theretofore exercisable shall immediately become exercisable and that any Option not exercised prior to such change in control shall be canceled.

The Board of Directors may, at any time, amend or terminate the 2001 Option Plan. However, no amendment shall become effective without approval by a majority of the Company’s stockholders if such approval is necessary or desirable for the continued validity of the 2001 Option Plan or if the failure to obtain such approval would adversely affect the compliance of the 2001 Option Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination may retroactively impair the rights of any person with respect to an Option or SAR.

Certain Federal Income Tax Consequences

The federal income tax consequences of the 2001 Option Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2001 Option Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a similar deduction nor does the optionee recognize income either upon the grant of the option or at the time the option is exercised. Stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options. If the vesting or payment of an award accelerates under the 2001 Option Plan in connection with a change in control, we may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct this compensation in some circumstances.

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Effects of the Plan Amendment

Although the increase in the number of shares of Common Stock available for issuance under the 2001 Option Plan will not, in and of itself, have any immediate effect on the rights of the Company’s stockholders, any future issuance of additional options, stock awards or performance share awards under the 2001 Option Plan could affect the Company’s stockholders in a number of respects, including by: decreasing the existing stockholders’ percentage equity ownership and voting power, and, depending on the price at which such awards are issued, diluting the earnings per share and book value per share of outstanding shares of the Company’s common stock at such time.

Approval of the Plan Amendment

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the Plan Amendment is required for approval of the Plan Amendment. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal and therefore have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS BELIEVES THE PROPOSED PLAN AMENDMENT IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE PLAN AMENDMENT.

OTHER MATTERS

No business other than business related to the consideration of the Amendment and the Plan Amendment will be considered or acted upon at the Special Meeting.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares, which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the stamped, self-addressed envelope, which has been enclosed.

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Executive Compensation

The following tables set forth certain information regarding the total remuneration earned and grants of options/ made to the chief executive officer and each of the four most highly compensated executive officers of the Company and its subsidiaries who earned total cash compensation in excess of $100,000 during the year ended December 31, 2005. These amounts reflect total cash compensation paid by the Company and its subsidiaries to these individuals during the years December 31, 2003 through 2005.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION			Long Term Compensation
Name and Principal Positions	Year	Salary (1) ($)	Bonus (2) ($)	Other Annual Compensation ($)	Securities underlying Options (#)
Rodney C. Sacks Chairman, CEO and Director	2005 2004 2003	257,250 245,000 225,833	125,000 100,000 35,000	24,542 (3) 27,948 (3) 19,333 (3)	450,000 300,000
Hilton H. Schlosberg Vice-Chairman, CFO, COO, President, Secretary and Director	2005 2004 2003	257,250 245,000 225,833	125,000 100,000 35,000	10,114 (3) 9,671 (3) 7,753 (3)	450,000 300,000
Mark J. Hall President Monster Beverage Division	2005 2004 2003	225,000 200,000 175,000	175,000 150,000 70,000	7,806 (3) 8,356 (3) 9,554 (3)	250,000 120,000
Michael Schott Senior Vice President National Sales Monster Beverage Division	2005 2004 2003	180,000 160,000 140,000	50,000 20,000 50,000	28,448 (6) 29,027 (5) 24,572 (4)	62,000 64,000
Thomas J. Kelly Vice President Finance	2005 2004 2003	150,000 125,000 115,000	40,000 40,000 15,000	8,668 (3) 9,319 (3) 6,937 (3)	2,000 50,000

(1) SALARY – Pursuant to employment agreements, Messrs. Sacks and Schlosberg were entitled to an annual base salary of $257,250, $245,000, and $225,833 for 2005, 2004 and 2003, respectively.

(2) BONUS – Payments made in 2006, 2005 and 2004 are for bonuses accrued in 2005, 2004 and 2003, respectively.

(3) OTHER ANNUAL COMPENSATION – The cash value of perquisites of the named persons did not total $50,000 or 10% of payments of salary and bonus for the years shown.

(4) Includes $7,200 for auto reimbursement expense, $10,000 for housing expenses, $1,200 for travel expenses, and $6,172 for other miscellaneous perquisites.

(5) Includes $7,200 for auto reimbursement expense, $10,000 for housing expenses, $4,800 for travel expenses, and $7,027 for other miscellaneous perquisites.

(6) Includes $7,015 for auto reimbursement expenses, $9,732 for housing expenses and $11,701 for other miscellaneous perquisites.

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OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 2005

Individual Grants					Potential realizable value at assumed annual rates of stock price appreciation for option term(4)
Name	Number of Securities underlying Options granted (#)	Percent of total Options granted to employees in 2005	Exercise or base price ($/Share)	Expiration Date	5% ($)	10% ($)
Rodney C. Sacks	300,000 (1) 150,000 (3)	19.4% 9.7%	26.25 67.48	3/23/2015 11/11/2015	4,952,548 6,365,675	12,550,718 16,131,857
Hilton H. Schlosberg	300,000 (1) 150,000 (3)	19.4% 9.7%	26.25 67.48	3/23/2015 11/11/2015	4,952,548 6,365,675	12,550,718 16,131,857
Mark J. Hall	200,000 (1) 25,000 (2) 25,000 (3)	12.9% 1.6% 1.6%	26.25 43.79 67.48	3/23/2015 9/28/2015 11/11/2015	3,301,699 688,483 1,060,946	8,367,146 1,744,749 2,688,643
Michael Schott	50,000 (1) 12,000 (3)	3.2% 0.8%	26.25 67.48	3/23/2015 11/11/2015	825,425 509,254	2,091,786 1,290,549
Thomas J. Kelly	2,000 (3)	0.1%	67.48	11/11/2015	84,876	215,091

(1) Options to purchase the Company’s common stock become exercisable in equal annual increments over 5 years beginning March 23, 2006.

(2) Options to purchase the Company’s common stock become exercisable in equal annual increments over 5 years beginning September 28, 2006.

(3) Options to purchase the Company’s common stock become exercisable in equal annual increments over 5 years beginning November 11, 2006.

(4) The 5% and 10% assumed annual rates of appreciation are provided in accordance with the rules and regulations of the SEC and do not represent our estimates or projections of our future common stock price growth.

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AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED

DECEMBER 31, 2005 AND OPTION VALUES AT DECEMBER 31, 2005

			Number of underlying unexercised Options at December 31, 2005 (#)	Value of unexercised in-the-money options at December 31, 2005 ($)
Name	Shares acquired on exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Rodney C. Sacks	-	-	400,000/710,000[1]	30,704,200/37,437,300
Hilton H. Schlosberg	-	-	400,000/710,000[1]	30,704,200/37,437,300
Mark J. Hall	32,000	939,360	0/362,000[2]	0/20,077,710
Michael Schott	40,000	1,366,040	0/182,000[3]	0/11,886,960
Thomas J. Kelly	14,000	533,710	0/ 50,000[4]	0/ 3,628,260

1Includes options to purchase 200,000 shares of common stock at $2.125 per share which are exercisable at December 31, 2005, granted pursuant to Stock Option Agreements dated February 2, 1999 between the Company and Messrs. Sacks and Schlosberg, respectively; options to purchase 160,000 shares of common stock at $1.785 per share of which 80,000 are exercisable at December 31, 2005, granted pursuant to Stock Option Agreements dated July 12, 2002 between the Company and Messrs. Sacks and Schlosberg, respectively; options to purchase 300,000 shares of common stock at $2.10 per share of which 120,000 are exercisable at December 31, 2005 granted pursuant to Stock Option Agreements dated May 28, 2003 between the Company and Messrs. Sacks and Schlosberg, respectively; options to purchase 300,000 shares of common stock at $26.25 per share of which none are exercisable at December 31, 2005 granted pursuant to Stock Option Agreements dated March 23, 2005 between the Company and Messrs. Sacks and Schlosberg respectively; and options to purchase 150,000 shares of common stock at $67.48 per share of which none are exercisable at December 31, 2005 granted pursuant to Stock Option Agreements dated November 11, 2005 between the Company and Messrs. Sacks and Schlosberg respectively.

2 Includes options to purchase 16,000 shares of common stock at $1.785 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Hall; options to purchase 96,000 shares of common stock at $4.075 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated January 15, 2004 between the Company ant Mr. Hall; options to purchase 200,000 shares of common stock at $26.25 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Hall; options to purchase 25,000 shares of common stock at $43.79 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated September 28, 2005 between the Company and Mr. Hall; and options to purchase 25,000 shares of common stock at $67.48 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Hall.

3Includes options to purchase 72,000 shares of common stock at $1.925 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated August 9, 2002 between the Company and Mr. Schott; options to purchase 48,000 shares of common stock at $4.075 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated January 15, 2004 between the Company and Mr. Schott; options to purchase 50,000 shares of common stock at $26.25 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Schott; and options to purchase 12,000 shares of common stock at $67.48 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Schott.

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4 Includes options to purchase 8,000 shares of common stock at $1.785 per share of which none are exercisable at December 31, 2005, granted pursuant to a stock Option Agreement dated July 12, 2002 between the Company and Mr. Kelly; options to purchase 40,000 shares of common stock at $4.075 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated January 15, 2004 between the Company and Mr. Kelly; and options to purchase 2,000 shares of common stock at $67.48 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Kelly.

Directors’ Compensation

In 2005, outside directors were entitled to an annual fee of $15,000 plus $1,500 for each meeting of the Board of Directors attended. Outside directors were also entitled to $500 for each Board of Directors meeting attended by telephone. Outside directors were entitled to $1,000 for each Audit Committee meeting attended in person and $500 for each Audit Committee meeting attended by telephone. The Audit Committee chairman earns an additional annual fee of $5,000. Outside directors were entitled to $500 for each Compensation Committee meeting attended in person and $250 for each Compensation Committee meeting attended by telephone.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2005 with respect to shares of our common stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	3,712,600	$8.38	262,600
Equity compensation plans not approved by stockholders	-	-	-
Total	3,712,600	$8.38	262,600

Outside Directors Stock Option Plan

During 2005, the Company adopted the 2005 Hansen Natural Corporation Stock Option Plan for Non-Employee Directors (“2005 Directors Plan”) that provides for the grant of options to purchase up to an aggregate of 200,000 shares of common stock of the Company to non-employee directors of the Company. On the date of the annual meeting of stockholders at which an eligible director is initially elected, each eligible director is entitled to receive a one-time grant of an option to purchase 6,000 shares of the Company’s common stock exercisable at the closing price for a share of common stock on the date of grant. Additionally, on the fifth anniversary of the election of eligible directors elected or appointed to the Board, and each fifth anniversary thereafter, each eligible director shall receive an additional grant of an option to purchase 4,800

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shares of the Company’s common stock. Options become exercisable in four equal installments, with the grant immediately vested with respect to 25% of the grant and the remaining installments vesting on the three successive anniversaries of the date of grant; provided that all options held by an eligible director become fully and immediately exercisable upon a change in control of the Company. Options granted under the 2005 Directors Plan that are not exercised generally expire ten years after the date of grant. Option grants may be made under the 2005 Directors Plan for ten years from the effective date of the 2005 Directors Plan. Four eligible directors were initially granted options to purchase 4,800 shares of the Company’s common stock pursuant to the 2005 Directors Plan, see “Principal Stockholders and Security Ownership of Management”.

COMMUNICATING WITH THE BOARD OF DIRECTORS

Stockholders, Employees and others interested in communicating with the Chairman and CEO, should write to the address below:

Rodney C. Sacks, Chairman and CEO

Hansen Natural Corporation

1010 Railroad Street

Corona, California 92882

Those interested in communicating directly with the Board of Directors, any of the committees of the Board of Directors, the outside directors as a group or individually should write to the address below:

Office of Corporate Secretary

Hansen Natural Corporation

1010 Railroad Street

Corona, California 92882

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 19, 2006	/s/Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

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EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

HANSEN NATURAL CORPORATION

Under Section 242 of the

Delaware General Corporation Law

We, the undersigned, being Chairman and Assistant Secretary of Hansen Natural Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

FIRST:	The name of the Corporation is Hansen Natural Corporation.

SECOND:       The amendment to the certificate of incorporation effected by this Certificate is as follows:

To delete ARTICLE IV of the certificate of incorporation and substitute in lieu thereof the following new ARTICLE IV:

The aggregate number of shares of stock that the Corporation shall have authority to issue is one hundred and twenty million (120,000,000) shares of common stock $0.005 par value per share.

THIRD:           The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 and 141(f) of the General Corporation Law of the State of Delaware.

IN WITNESS THEREOF, we have signed this Certificate the ___ day of ________, 2006.

Rodney C. Sacks, Chairman

Attest:

Secretary

A - 1

EXHIBIT B

HANSEN NATURAL CORPORATION

AMENDED AND RESTATED 2001 STOCK OPTION PLAN

HANSEN NATURAL CORPORATION

2001 STOCK OPTION PLAN

1.	Purpose

The purpose of the Hansen Natural Corporation 2001 Stock Option Plan is to attract and retain persons of ability as employees of Hansen Natural Corporation and its subsidiaries and affiliates, and encourage such employees to continue to exert their best efforts on behalf of the Company, its subsidiaries and affiliates.

2.	Definitions

When used herein, the following terms shall have the following meanings:

“Beneficiary” means the beneficiary or beneficiaries designated pursuant to Section 7 to receive the benefit, if any, provided under the Plan upon the death of an Employee.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

“Committee” means the Committee appointed by the Board pursuant to Section 8.

“Company” means Hansen Natural Corporation, and its successors and assigns.

“Employee” means an employee of a Participating Company who, in the judgment of the Committee, is responsible for or contributes to the growth or profitability of the business of the Company.

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“Exchange” means the New York Stock Exchange, or if the Stock is not listed on the New York Stock Exchange, the principal exchange on which the Stock is listed or the NASDAQ system of the National Association of Securities Dealers.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the mean between the reported high and low sales prices on the Exchange for one share of Stock on such date, or, if no sales of Stock have taken place on such date, the Fair Market Value of one share of Stock on the most recent date on which selling prices were reported on the Exchange. In the event that the Company’s shares are not publicly traded on an Exchange, the Committee shall determine the fair market value for all purposes.

“Option” means an option to purchase Stock subject to the applicable provisions of Section 4 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

“Option Agreement” means the written agreement evidencing each Option or SAR granted to an Employee under the Plan.

“Participating Company” means the Company or any subsidiary of other affiliate of the Company; provided, however, for incentive stock options only.

“Participating Company” means the Company or any corporation which at the time such option is granted qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Plan” means the Hansen Natural Corporation 2001 Stock Option Plan, as the same may be amended, administered or interpreted from time to time.

“SAR” means a stock appreciation right subject to the appropriate requirements under Section 4 and awarded in accordance with the terms of the Plan.

“Stock” means the common stock of the Company.

“Total Disability” means the complete and permanent inability of an Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

3. Shares Subject to the Plan

The aggregate number of shares of Stock with respect to which awards may be granted under the Plan is 5,500,000 shares. Such shares shall be made available either from authorized and unissued shares or shares held by the Company in its treasury. If, for any reason, any shares of Stock subject to purchase or payment by exercising an Option or SAR under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, termination of employment, or expiration or cancellation of an Option or SAR, such shares of Stock shall again become available for award under the Plan.

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4. Grant of Stock Options and Stock Appreciation Rights

(a) Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Employees to whom Options are to be granted; determine whether such Option shall be incentive stock options or nonqualified stock options or a combination of incentive stock options and nonqualified stock options; determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of an SAR; determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; determine whether or not all or part of each Option may be cancelled by the exercise of an SAR; and determine any other terms of each Option not inconsistent with the provisions herein; provided, however, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan and (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock for which incentive stock options granted to any Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.

(b) The exercise period for Options and SARs shall be no more than 10 years from the date of grant; provided, however, that the exercise period for an incentive stock option and any tandem SARs granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a “Ten Percent Shareholder”) shall not exceed five years.

(c) The option or SAR exercise price per share shall be determined by the Committee at the time the Option is granted and shall be at least equal to the par value of one share of Stock if the Stock has a par value; provided ,however, that the exercise price for an incentive stock option and any tandem SARs shall be not less than the Stock’s Fair Market Value at date of grant, or in the case of an incentive stock option and any tandem SARs granted to a Ten Percent Shareholder, 110 percent of the Fair Market Value on the date of grant, all as determined by the Committee.

(d) No part of any Option or SAR may be exercised by an Employee until such Employee shall have remained in the employ of one or more Participating Companies for such period as the Committee may specify, if any, after the date on which the Option is granted, or achieved such performance or other criteria, as the Committee may specify, if any, of the Company or any other Participating Company, and the Committee may further require exercisability in installments; provided, however, the period during which an SAR is exercisable shall commence no earlier than six months following the date the SAR is granted.

(e) (i) If the Employee’s employment terminates, he or she may exercise his or her Options or SARs to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

(ii) If an Employee who has been granted an Option or SAR dies while an Employee of a Participating Company, his or her Options or SARs may be exercised, to the extent that the Employee shall have been entitled to do so on the date of his or her death or such termination of employment, by his or her Beneficiary including, if applicable, his or her executors or administrators, at any time, or from time to time, within six months after the date of the Employee’s death or within such other period, and subject to

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such terms and conditions as the Committee may specify, but no later than the expiration date specified in Section 4(b) above.

(iii)If the Employee’s employment by a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her Options or SARs, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within six months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

(f) If the Employee’s employment terminates for any reason prior to the date all or a portion of the Options become exercisable, such nonexercisable Options shall automatically expire on the date of termination of employment. However, if the Employee’s termination of employment is due to death or Total Disability, the Committee may, in its sole discretion, pay such Employee or his or her Beneficiary an amount as the Committee determines to be reasonable compensation for the expired Options.

(g) No Option or SAR granted under the Plan shall be transferable other than by Will or by the laws of descent and distribution. During the lifetime of the optionee, an Option and SAR shall be exercisable only by him or her. Notwithstanding the foregoing, if the agreement evidencing such award so provides, an Employee may transfer any Option or SAR (other than an incentive stock option or related SAR) to the Employee’s spouse, parents, children, and/or grandchildren, or to one or more trusts for the benefit of such family members, provided the Employee does not receive any consideration for the transfer. Any Option or SAR so transferred shall be subject to the same terms and conditions that applied to such Option or SAR immediately prior to its transfer (except that such transferred Option or SAR shall not be further transferable by the transferee during the transferee’s lifetime).

(h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

(i) Each Option granted under the Plan shall be evidenced by a written Option Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Option granted and such other terms and conditions as the Committee may specify. Further, each such Option Agreement shall provide that unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act of 1933 (“‘33 Act”) and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to the Option, the Employee shall upon exercise of the Option give a representation that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of such shares. In the absence of such registration statement, the Employee shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of the Company’s counsel to the effect that such proposed sale or transfer will not result in a violation of the ‘33 Act, or a registration statement covering the sale or transfer of the shares has been

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declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

(j) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in stock already owned by the optionee, or a combination of cash and stock, or in such other consideration as the Committee deems appropriate, having a total fair market value equal to the purchase price. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

(k) Upon exercise of an SAR, the Employee shall be entitled to receive all or a portion of the excess of the Fair Market Value of a specified number of shares of Stock at the time of exercise over a specified amount which shall not, subject to Section 4(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of an SAR, payment of such excess shall be made in cash.

(l) If the Option granted to an Employee allows the Employee to elect to cancel all or any portion of an unexercised Option by exercising a related (tandem) SAR, then the Option price per share of Stock shall be used as the specified price in Section 4(k), to determine the value of the SAR upon such exercise, and, in the event of the exercise of such SAR, the Company’s obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised.

(m) No officer of the Company may be (x) awarded shares of Stock or (y) granted Options during any consecutive 24-month period for more than 2,000,000 shares of Stock (subject to adjustment pursuant to Section 10).

5. Certificate for Awards of Stock

(a) Each Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name designated by the Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(b) Shares of Stock shall be made available under the Plan either from authorized and unissued shares, or shares held by the Company in its treasury. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the listing of such shares on any stock exchange on which the Stock may then be listed, the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable and the recipient’s execution of a shareholders agreement providing such terms and conditions as the Committee may determine in its sole discretion.

(c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange

5

upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 5(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d) Each Employee who receives Stock upon exercise of an Option shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Employee awarded an Option shall have any right as a shareholder with respect to any shares subject to such Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

6. Loans

(a) The Committee may provide for supplemental loans to Employees at such time and in such manner as the Committee may determine in connection with the exercise of an Option.

(b) Any such loan shall be evidenced by a written loan agreement or other instrument in such form and shall contain such terms and conditions, including without limitation, provisions for interest, payment schedules, collateral, events of default or acceleration of such loans or parts thereof, as the Committee shall specify; provided, however, that in the case of an incentive stock option, the interest rate set by the Committee under such an arrangement shall be no lower than that required to avoid the imputation of unstated interest under the Code and the Committee shall specify no such term or condition that would result in such Option failing to qualify as an incentive stock option.

7. Beneficiary

(a) Each Employee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Option or SAR, if any, awarded under the Plan upon his or her death. An Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Employee’s death, and in no event shall it be effective as of a date prior to such receipt.

(b) If no such Beneficiary designation is in effect at the time of an Employee’s death, or if no designated Beneficiary survives the Employee or if such designation conflicts with law, the Employee’s estate shall be entitled to receive the Option and SAR, if any, awarded under the Plan upon his or her death. If the Company is in doubt as to the right of any person to receive such Option or SAR, the Company may retain such Option or SAR, without liability for any income thereon, until the Company determines the rights thereto, or the Company may transfer such Option or SAR into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

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8. Administration of the Plan

(a) The Plan shall be administered by the Compensation Committee of the Board or such other committee as appointed by the Board (the “Committee”). The Committee shall have at least two members and each member shall be a member of the Board and (unless otherwise determined by the Board) shall satisfy the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” provisions of Section 162(m) of the Code, or any successor regulations or provisions.

(b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

(d) The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Employees, whether or not such Employees are similarly situated.

(e) The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(f) Notwithstanding anything else herein to the contrary, Options or SARs may be granted to an Employee who is not an officer of the Company by the Board or the Executive Committee of the Board (in lieu of being granted by the Committee), in which event the Board or the Executive Committee of the Board (as the case may be) may exercise any discretionary authority with respect to such Options or SARs that would otherwise be exercisable by the Committee.

9. Amendment or Discontinuance

(a) The Board may, at any time, amend or terminate the Plan. No amendment shall become effective unless approved by affirmative vote of the Company’s stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination shall materially impair the rights of any person with respect to a previously granted Option or SAR without such person’s consent.

10. Adjustments in Event of Change in Common Stock

(a) Subject to Section 10(b), if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of stock or securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization,

7

recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, then, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the maximum number and kind of shares with respect to which an officer of the Company may be granted an award pursuant to Section 4(m), (iii) the number and kind of shares or other securities subject to the outstanding Options and tandem SARs, if any, and (iv) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section 10(a) shall be made by the Company, whose determination as to what adjustments shall be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

(b) Notwithstanding anything else herein to the contrary, the Board, in its sole discretion may provide, at the time of grant of an Option or at any time thereafter, that upon the occurrence of a change in control of the Company (as determined by the Board) all or a specified portion of any outstanding Options not theretofore exercisable shall immediately become exercisable and that any Option not exercised prior to such change in control shall be canceled.

11. Miscellaneous

(a) Nothing in this Plan or any Option Agreement hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

(b) No Option or SAR granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless any such Participating Company shall determine otherwise.

(c) No Employee shall have any claim to an Option or SAR until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(d) Absence on leave approved by a duly constituted officer of a Participating Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Option or SAR may be granted to an employee while he or she is absent on leave.

(e) If the Committee shall find that any person to whom any Option or SAR, or portion thereof, is awarded to under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

(f) The right of any Employee or other person to any Option, SAR or Stock under the Plan may not be assigned, transferred, pledged or encumbered,

8

either voluntarily or by operation of law, except as provided in Section 7 with respect to the designation of a Beneficiary or as may otherwise be required by law, and except as provided in Section 4(g). If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Employee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Employee or his or her Beneficiary, then the Committee may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Employee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Employees at all reasonable times at the Company’s headquarters.

(h) The Committee may cause to be made, as a condition precedent to the grant of any Option or SAR, or otherwise, appropriate arrangements with the Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

(i) The Plan and the grant of Options and SARs shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

(j) All elections, designations, requests, notices, instructions and other communications from an Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

(k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

(l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

(m) The Company shall have the right to require an optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Common Stock.

12. Effective Date and Stockholder Approval

The effective date of the Plan shall be July 1, 2001, subject to approval by a majority of the Company’s stockholders at their 2001 Annual Meeting. Notwithstanding anything in the Plan to the contrary, if the Plan shall have been approved by the Board prior to such Annual Meeting, Employees may be selected and award criteria may be determined as provided herein subject to such subsequent stockholder approval.

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PROXY FOR

HANSEN NATURAL CORPORATION

THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hansen Natural Corporation (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and proxy statement, each dated April 19, 2006, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held on June 1, 2006, and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Special Meeting of Stockholders and proxy statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Special Meeting of Stockholders or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PROXY FOR

SPECIAL MEETING OF STOCKHOLDERS OF

HANSEN NATURAL CORPORATION

JUNE 1, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

---

1. Proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.005 per share, from 30,000,000 to 120,000,000.

FOR	AGAINST	ABSTAIN

____	____	____

2. Proposal to approve an amendment to the Company’s 2001 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,500,000 shares.

FOR	AGAINST	ABSTAIN

____	____	____

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

_____________________________________	__________________
Signature of Stockholder	Date

_____________________________________	__________________
Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.